Pacific Financial Group MUTUAL FUNDS

PFG American Funds® Conservative Income Strategy Fund	Class R Shares PFCOX
PFG American Funds® Growth Strategy Fund	Class R Shares PFGGX
PFG Fidelity Institutional AM® Equity Index Strategy Fund	Class R Shares PFFFX
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	Class R Shares PFFSX
PFG JP Morgan® Tactical Aggressive Strategy Fund	Class R Shares PFSEX
PFG JP Morgan® Tactical Moderate Strategy Fund	Class R Shares PFJDX
PFG BNY Mellon® Diversifier Strategy Fund	Class R Shares PFADX
PFG MFS® Aggressive Growth Strategy Fund	Class R Shares PFSMX
PFG BR Equity ESG Strategy Fund	Class R Shares PFESX
PFG Meeder Tactical Strategy Fund	Class R Shares PFTEX
PFG Tactical Income Strategy Fund	Class R Shares PFTSX
PFG Active Core Bond Strategy Fund	Class R Shares PFDOX
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	Class R Shares PFFBX
PFG Janus Henderson® Balanced Strategy Fund	Class R Shares PFJHX
PFG Invesco® Thematic ESG Strategy Fund	Class R Shares PFIOX

(each a series of Northern Lights Fund Trust)

Supplement dated October 27, 2023 to

the Prospectus and Statement of Additional Information dated July 21, 2023

Effective October 28, 2023, Daniel Helmick will no longer serve as a Portfolio Manager for each of the Funds. Therefore, all references to Daniel Helmick are deleted from the Prospectus and Statement of Additional Information.

This Supplement and the existing Prospectus dated July 21, 2023), provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated July 21, 2023, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-888-451-TPFG.